Nature of operations	12 Months Ended
Dec. 31, 2024
Nature of operations
Nature of operations

1. Nature of operations

The Company was incorporated under the name Digi Messaging & Advertising Inc. (“Digi” or the “Company”) in the State of Wyoming on August 16, 2019, for the purpose of developing and operating multiple digital marketing platforms. On December 3, 2021, Totaligent, a Delaware corporation, Digi and the Shareholders of the Company (the “Digi Shareholders”) executed an Agreement and Plan of Merger (the “Merger Agreement”) that provided for Digi to be merged into Totaligent (the “Merger”) through a share exchange agreement. As a result of the Share Exchange, Totaligent acquired 100% of the issued and outstanding shares of Digi in exchange for the issuance of 600,000 shares of Series D Convertible Preferred Stock.

Immediately following the Merger, Totaligent’s subsidiary, CSES Group, Inc., which owns all rights, title and interest in Totaligent’s refrigerant technology, was spun out in exchange for the cancellation of an aggregate of 54,422,903 shares of Totaligent Common Stock (the “Cancelled Shares”) held by former Totaligent management and shareholders. Upon completion of these actions, Edward C. DeFeudis was appointed to the role of CEO and Ben Hansel remained on the board of directors.

 On July 21, 2022, the Company changed its name to Totaligent, Inc. (“Totaligent” or the “Company”).

The Company’s activities are subject to significant risks and uncertainties, including the need for additional capital, as described herein. The Company has not yet developed sustainable revenue-generating operations, does not have positive cash flows from operations, and is dependent on periodic infusions of debt and equity capital to fund its operating requirements.

The Company’s common stock was traded under the symbol “LTMP” on the OTCQB through May 20, 2018, on the OTC Pink marketplace thereafter, and trades under the symbol “TGNT” as of August 1, 2022.